Exhibit 10.50


                              Note to Exhibit 10.50



         The following Participation Agreement is substantially identical in all material respects to three additional Participation Agreements except as follows:



Owner Participant                              Date                             Aircraft (Tail No.)
-----------------                              ----
NCC Charlie Company*                           September 10, 1998*              N575ML*
NCC Charlie Company                            September 10, 1998               N576ML
General Electric Capital Corporation           November 10, 1998                N577ML
General Electric Capital Corporation           November 10, 1998                N578ML





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*   Filed document